STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On December 26, 2019, the Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.1511 per share to shareholders of record at the close of business on December 13, 2019. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0597	39.51%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0914	60.49%
Total (per common share)	0.1511	100.00%

Fiscal Year-to-Date Cumulative
Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.0597	39.51%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0914	60.49%
Total (per common share)	0.1511	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2019.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	18.01%
Cumulative Distribution Rate as a Percentage of NAV*	1.50%
Cumulative Total Return as a Percentage of NAV**	5.02%
Average Annual Total Return***	0.59%

^	Based on the Fund’s NAV as of November 30, 2019 and the December 26, 2019 distribution.

*	Based on the Fund’s NAV as of November 30, 2019 and includes distributions through December 26, 2019.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions at NAV for the period December 1, 2018 through November 30, 2019.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending November 30, 2019. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions at NAV.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On January 30, 2020, the Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.1511 per share to shareholders of record at the close of business on January 17, 2020. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0776	51.36%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0735	48.64%
Total (per common share)	0.1511	100.00%

Fiscal Year-to-Date Cumulative
Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.1373	45.43%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.1649	54.57%
Total (per common share)	0.3022	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its net income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2019.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	17.45%
Cumulative Distribution Rate as a Percentage of NAV*	2.91%
Cumulative Total Return as a Percentage of NAV**	4.73%
Average Annual Total Return***	3.44%

^	Based on the Fund’s NAV as of December 31, 2019 and the January 30, 2020 distribution.

*	Based on the Fund’s NAV as of December 31, 2019 and includes distributions through January 30, 2020.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions at NAV for the period December 1, 2019 through December 31, 2019.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending December 31, 2019. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions at NAV.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On February 27, 2020, the Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.1511 per share to shareholders of record at the close of business on February 14, 2020. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0782	51.75%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0729	48.25%
Total (per common share)	0.1511	100.00%

Fiscal Year-to-Date Cumulative
Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.2155	47.54%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.2378	52.46%
Total (per common share)	0.4533	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its net income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2019.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	17.81%
Cumulative Distribution Rate as a Percentage of NAV*	4.45%
Cumulative Total Return as a Percentage of NAV**	4.10%
Average Annual Total Return***	3.97%

^	Based on the Fund’s NAV as of January 31, 2020 and the February 27, 2020 distribution.

*	Based on the Fund’s NAV as of January 31, 2020 and includes distributions through February 27, 2020.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions at NAV for the period December 1, 2019 through January 31, 2020.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending January 31, 2020. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions at NAV.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On March 26, 2020, the Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.1511 per share to shareholders of record at the close of business on March 16, 2020. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0677	44.80%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0834	55.20%
Total (per common share)	0.1511	100.00%

Fiscal Year-to-Date Cumulative
Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.2832	46.86%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.3212	53.14%
Total (per common share)	0.6044	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its net income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2019.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	18.97%
Cumulative Distribution Rate as a Percentage of NAV*	6.32%
Cumulative Total Return as a Percentage of NAV**	(0.78%)
Average Annual Total Return***	2.30%

^	Based on the Fund’s NAV as of February 29, 2020 and the March 26, 2020 distribution.

*	Based on the Fund’s NAV as of February 29, 2020 and includes distributions through March 26, 2020.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions at NAV for the period December 1, 2019 through February 29, 2020.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending February 29, 2020. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions at NAV.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On April 30, 2020, the Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.1511 per share to shareholders of record at the close of business on April 20, 2020. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0847	56.06%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0664	43.94%
Total (per common share)	0.1511	100.00%

Fiscal Year-to-Date Cumulative
Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.3679	48.70%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.3876	51.30%
Total (per common share)	0.7555	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its net income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2019.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	29.97%
Cumulative Distribution Rate as a Percentage of NAV*	12.49%
Cumulative Total Return as a Percentage of NAV**	(35.88%)
Average Annual Total Return***	(5.69)%

^	Based on the Fund’s NAV as of March 31, 2020 and the April 30, 2020 distribution.

*	Based on the Fund’s NAV as of March 31, 2020 and includes distributions through April 30, 2020.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions at NAV for the period December 1, 2019 through March 31, 2020.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending March 31, 2020. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions at NAV.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On May 28, 2020, the Stone Harbor Emerging Markets Total Income Fund (NYSE: EDI) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.08 per share to shareholders of record at the close of business on May 15, 2020. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.0652	81.50%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0148	18.50%
Total (per common share)	0.0800	100.00%

Fiscal Year-to-Date Cumulative
Distributions from[1]:
	Per Share ($)%
Net Investment Income	0.4331	51.84%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.4024	48.16%
Total (per common share)	0.8355	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its net income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

[1]	The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2019.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates, may change over time and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	16.00%
Cumulative Distribution Rate as a Percentage of NAV*	13.93%
Cumulative Total Return as a Percentage of NAV**	(34.84%)
Average Annual Total Return***	(6.65)%

^	Based on the Fund’s NAV as of April 30, 2020 and the May 28, 2020 distribution.

*	Based on the Fund’s NAV as of April 30, 2020 and includes distributions through May 28, 2020.

**	Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions at NAV for the period December 1, 2019 through April 30, 2020.

***	Average Annual Total Return represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ending April 30, 2020. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of these distributions at NAV.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.